SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities and
Exchange Act of 1934

                           (Amendment No. _____)

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 [X] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                       ST. MARY LAND & EXPLORATION COMPANY
 -----------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 -----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

          -------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

          -------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          -------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          -------------------------------------------------------

     5)   Total fee paid:

          -------------------------------------------------------

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          -------------------------------------------------------

     2)   Form, Schedule or Registration Statement Number:

          -------------------------------------------------------

     3)   Filing party:

          -------------------------------------------------------

     4)   Date filed:

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




                                                        April 14, 1997





Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Stockholders which will be held in the Forum Room of Norwest Bank, 1740 Broadway, Denver, Colorado on Wednesday, May 21, 1997 at 3:00 p.m. Mountain Daylight Time.

     The matters to be acted upon at the meeting will include the election of nine Directors and the approval of a Stock Option Plan and a companion Incentive Stock Option Plan. In addition, reports of the Company's operations and other matters of interest will be made at the meeting. Shareholders will have an opportunity to ask questions of general interest.

     Please complete and sign the enclosed proxy card and return it promptly in the accompanying envelope. This will ensure that your shares are represented at the meeting even if you can not attend. Returning your proxy card to us will not prevent you from voting in person at the meeting if you are present and wish to do so.

     Thank you for your cooperation in returning your proxy card as promptly as possible. We hope to see many of you at our meeting in Denver.

                                                        Very truly yours,




                                                        Thomas E. Congdon
                                                        Chairman

                       ST. MARY LAND & EXPLORATION COMPANY
                         1776 Lincoln Street, Suite 1100
                             Denver, Colorado 80203

        -----------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        -----------------------------------------------------------------

                                  May 21, 1997


TO ALL SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of St. Mary Land & Exploration Company will be held in the Forum Room of Norwest Bank, 1740 Broadway, Denver, Colorado on Wednesday, May 21, 1997 at 3:00 p.m. Mountain Daylight Time. The meeting shall have the following purposes:

     1. To elect nine Directors to serve during the ensuing year and until their successors are elected and qualified;

     2. To approve a Stock Option Plan to replace the Company's Stock Appreciation Rights Plan, and to approve a companion Incentive Stock Option Plan;

     3. To transact any other business which may properly come before the meeting at the time and place scheduled or, should the meeting be adjourned, at such time and place as it may be resumed.

     Only Stockholders of record at the close of business on April 4, 1997 will be entitled to vote at this meeting.

     Please execute and return the accompanying proxy in the enclosed envelope as soon as possible. Any Stockholder who signs and returns the accompanying proxy shall have the power to revoke it at any time before it is exercised.

                                           By Order of the Board of Directors

                                           JOHN P. CONGDON
                                           Secretary
Denver, Colorado
April 14, 1997

                       ST. MARY LAND & EXPLORATION COMPANY
             1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
                                 (303) 861-8140

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 21, 1997

                            ------------------------


     The accompanying proxy is solicited by the Board of Directors of St. Mary Land & Exploration Company (the "Company") for use at the annual meeting of stockholders (the "Annual Meeting") to be held in the Forum Room of Norwest Bank, 1740 Broadway, Denver, Colorado on Wednesday, May 21, 1997, at 3:00 p.m. local time, and at any and all adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first sent or given to stockholders on or about April 14, 1997.

     Any stockholder giving such a proxy has the right, at any time before it is voted, to revoke the proxy by giving written notice to the Secretary of the Company, by executing a new proxy bearing a later date, or by voting in person at the Annual Meeting. A proxy, when executed and not revoked, will be voted in accordance therewith. If no instructions are given, proxies will be voted FOR management's slate of directors and FOR approval of the Stock Option Plan and the companion Incentive Stock Option Plan.

     All expenses in connection with the solicitation of proxies will be borne by the Company. The solicitation will be made by mail. The Company will also supply brokers or persons holding stock in the names of brokers or their nominees with such number of proxies, proxy material and annual reports as they may require for mailing to beneficial owners and will reimburse them for their reasonable expenses incurred in connection therewith. Certain directors, officers and employees of the Company not specifically employed for that purpose may, without additional compensation, solicit proxies by mail, telephone, facsimile transmission, telegraph or personal interview.

     UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES
THERETO,  FOR THE  FISCAL  YEAR  ENDED  DECEMBER  31,  1996 TO  EACH  RECORD  OR
BENEFICIAL  OWNER  OF ITS  COMMON  STOCK ON THE  RECORD  DATE.  THERE  WILL BE A
REASONABLE CHARGE FOR COPIES OF THE EXHIBITS TO THE REPORT, LIMITED TO THE COMPANY'S REASONABLE EXPENSES IN FURNISHING THE EXHIBIT. SUCH REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 1776 LINCOLN STREET, SUITE 1100, DENVER, COLORADO 80203, ATTENTION: ADELE LINNEMAN.

                                VOTING SECURITIES

     The close of business on Friday, April 4, 1997 has been fixed by the Board of Directors of the Company as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On that date, the Company had outstanding 10,942,759 shares of common stock, all of which are entitled to vote on the matters to come before the Annual Meeting.

     Each outstanding share of common stock entitles the holder to one vote. The presence in person or by proxy of one-third of the outstanding shares of common stock is necessary to constitute a quorum at the meeting, but if a quorum should not be present, the meeting may be adjourned from time to time until a quorum is obtained. If a quorum is present, the affirmative vote of a majority of shares represented in person or by proxy will be required to approve the matters upon which the stockholders are to vote. Accordingly, any shares present but not voted shall have the same effect as shares voted against approval.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows beneficial ownership of shares of the Company's outstanding common stock as of the record date (i) by all persons, insofar as is known to the Company, owning more than 5% of such stock and (ii) by each director, each of the executive officers, and all directors and executive officers as a group.

         Name and Position                Amount and Nature of        Percent
        of Beneficial Owner               Beneficial Ownership         Owned
        -------------------               --------------------         -----

  Stockholders Owning More Than 5%
      Greenhouse Associates (1)                  644,731                5.9
      Heartland Advisors, Inc. (2)               558,900                5.1

  Directors and Executive Officers
      Larry W. Bickle                              2,000                  *
         Director
      David C. Dudley (3)(4)                      85,023                  *
         Director
      Richard C. Kraus                             1,000                  *
         Director
      R. James Nicholson (4)(5)                   12,521                  *
         Director
      Arend J. Sandbulte (4)                       8,928                  *
         Director
      John M. Seidl                                3,700                  *
         Director
      Thomas E. Congdon (6)(7)                    92,386                  *
         Chairman and Director
      Mark A. Hellerstein (8)                     44,048                  *
         President, Chief Executive
         Officer and Director
      Ronald D. Boone (8)                         43,985                  *
         Executive Vice President and
         Chief Operating Officer
      Ralph H. Smith (9)                           4,942                  *
         Senior Vice President -
         Mid-Continent
      David L. Henry                                   -                  -
         Vice President and Chief
         Financial Officer
      John P. Congdon (10)(11)                   503,643                4.6
         Vice President, General
         Counsel and Secretary
      All Executive Officers and Directors       802,176                7.3
         as a Group (12 persons) (12)
_____________
     *    Ownership is less than 0.1 percent.
     (1) The address of Greenhouse Associates is Dudley & Company, 444 Madison Avenue, 34th Floor, New York, New York 10022. Greenhouse Associates is a Dudley family general partnership, the partners of which include David C. Dudley.
     (2) The address of Heartland Advisors, Inc. is 790 North Milwaukee Street, Milwaukee, Wisconsin 53202.
     (3) Includes 64,473 shares which represents 10% of the total number of shares of Common Stock owned by Greenhouse Associates, in which Mr. Dudley is a 10% general partner.
     (4)  Includes 2,345 shares underlying presently exercisable stock options.
     (5) Held by the defined benefit plan of a corporate affiliate as to which Mr. Nicholson has voting and investment power.
     (6) Includes 18,205 shares held of record by the spouse of Thomas E. Congdon as to which he may be deemed to be the beneficial owner.
     (7)  Includes 23,454 shares underlying presently exercisable stock options.
     (8)  Includes 41,379 shares underlying presently exercisable stock options.

     (9) Includes 1,942 shares held of record by the spouse of Ralph H. Smith as to which he may be deemed to be the beneficial owner.
     (10) Includes 487,833 shares held by two trusts as to which Mr. Congdon is trustee with voting and investment power.
     (11) Includes 10,695 shares underlying presently exercisable stock options.
     (12) Includes  133,851  shares  underlying   presently   exercisable  stock
          options.


                        BOARD OF DIRECTORS AND COMMITTEES

     All directors of the Company are elected annually. At this meeting, nine directors are to be elected to serve for one year or until their successors are elected and qualified. The Company's nominees for these directorships are identified below, all of whom are currently serving in that capacity.

     The proxies will be voted for such persons as the Company shall determine unless a contrary specification is made in the proxy. All nominees have indicated their willingness to serve as directors of the Company. However, if any nominee is unable or should decline to serve as a director, it is the intention of the persons named in the proxy to vote for such other person as they in their discretion shall determine.

     The Board of Directors, acting as a Nominating Committee of the Whole, selects director nominees and will consider suggestions by stockholders for names of possible future nominees delivered in writing to the Secretary of the Company on or before November 1 in any year. The Board performed its Nominating Committee functions during the course of regular meetings of the full Board of Directors in late 1996 and early 1997. The Board has a Compensation Committee whose primary function is to oversee the administration of the Company's employee benefit plans and to establish the Company's compensation policies. The Compensation Committee recommends to the Board the compensation arrangements for senior management and directors, adoption of compensation plans in which officers and directors are eligible to participate, and the granting of stock options or other benefits under compensation plans. See "Report of Compensation Committee" contained herein. This committee, comprised of Richard C. Kraus, Chairman, R. James Nicholson and Arend J. Sandbulte, met twice during 1996. All members of the committee attended each meeting. The Board also has an Audit Committee to assist the Board in fulfilling its responsibilities for financial reporting by the Company. The Audit Committee recommends the engagement and discharge of independent auditors, directs and supervises special investigations when necessary, reviews with independent auditors the audit plan and the results of the audit, reviews the independence of the independent auditors, considers the range of audit fees, and reviews the scope and results of the Company's procedures for internal auditing and the adequacy of its system of internal accounting controls. Members of the audit committee are John M. Seidl, Chairman, Larry W. Bickle and Richard C. Kraus. The audit committee met twice during 1996 to review the audit plan and the results of the audit and to plan and recommend auditors for the next audit. All members of the audit committee attended each meeting.

     During 1996, the full Board of Directors met six times. No director attended less than 75% of the total of Board and committee meetings held during the Director's tenure on the Board and its committees.

Nominees

     The following information regarding the nominees is provided in conjunction with their nomination for re-election.

                                                                    Age at            Director
      Directors/Occupation and Background                       April 14, 1997         Since
      -----------------------------------                       --------------         -----

     Thomas E. Congdon.  Mr.  Congdon has served the Company          70                1996
as an officer and director since 1966,  including service as its President and Chief  Executive  Officer for more than 25 years.  Mr.  Congdon is also a director,  officer or general partner of a number of family  corporations and partnerships which produce scientific and statistical software,  iron ore and agricultural products,  manage marketable securities and own and operate developed real estate. From 1980 to 1991, he was  Chairman of the Board of  Directors of CoCa Mines Inc.,
which was an affiliate of the Company during that time. From
1974  to  1994,  he  was a  director  of  Colorado  National
Bankshares Inc., a bank holding company.

     Mark  A.   Hellerstein.  Mr. Hellerstein   joined   the          44                1992
Company  in  September  1991 and  served as  Executive  Vice
President  and Chief  Financial  Officer  until May 1992, at which time he was  elected  President  and a director of the
Company. Mr. Hellerstein was elected Chief Executive Officer of the  Company in May 1995.  He also has served as Chairman of the Board of Summo Minerals since 1995. From 1987 through
August 1991 (excluding  October 1989 to May 1990), he served as  Vice  President-Finance,  Chief  Financial  Officer  and
Secretary for CoCa Mines Inc.

     Ronald D.  Boone.  Mr. Boone  has served the Company as          49                1996
Executive  Vice  President  since 1990,  as Chief  Operating
Officer  since 1992 and as a director of the  Company  since
1996.  From  1981  to  1990,  he  was  employed  in  various capacities by Anderman/Smith Operating Company, an affiliate of the Company  during that  period,  most  recently as Vice
President-Production and Engineering.

     Larry W.  Bickle.  Mr. Bickle  has served as a director          51                1995
of the Company  since 1995.  He  currently  is Chairman  and
Chief  Executive  Officer of TPC  Corporation,  a public gas storage and transportation company he co-founded in 1984.

                                       4

     David C. Dudley. Mr. Dudley has served as a director of          46                1986
the  Company  since  1986.  Since  1983,  he has  served  as
Operating  Manager  of  Dudley &  Associates,  LLC,  Denver,
Colorado,   a  closely-held  oil  and  gas  exploration  and
production  firm.  Since  1985,  he has  served  as  general partner of the New York  investment  advisory  firm Dudley &
Company. In addition,  since 1980 Mr. Dudley has served as a general  partner of Greenhouse  Associates,  a  closely-held investment partnership.

     Richard C. Kraus. Mr. Kraus has served as a director of          50                1994
the Company since 1994.  Since 1981, he has been employed by
Echo Bay Mines Ltd., a public company  engaged  primarily in mining operations, and currently serves as its President and
Chief Executive  Officer.  In addition,  he has been an Echo
Bay director since 1992.

     R.  James  Nicholson.  Mr.  Nicholson  has  served as a          59                1987
director of the Company 59 1987 since 1987.  Since 1978,  he has served as President of  Nicholson  Enterprises,  Inc., a land development  company.  Mr. Nicholson has also served as
President of Renaissance  Homes, a residential home building company, since 1988. Since 1974, he has served as a director of Lerch, Bates & Associates, Inc., a consulting engineering firm.  He was elected  Chairman of the  Republican  National
Committee in January 1997.

     Arend J.  Sandbulte.  Mr.  Sandbulte  has  served  as a          63                1989
director of the Company  since 1989.  From 1964 to 1996,  he
was  employed  by  Minnesota   Power  &  Light  Company,   a
publicly-held energy utility,  most recently as its Chairman of the Board,  President and Chief  Executive  Officer,  and
continues as a director of this utility, a position to which he was first elected in 1983.

     John M.  Seidl.  Mr.  Seidl has served as a director of          58                1994
the Company  since 1994.  He currently  serves as President,
Chief  Executive   Officer  and  director  of  CellNet  Data
Systems.  From 1989 to 1993,  he served  as an  officer  and director of MAXXAM Inc. and Kaiser Aluminum  Corporation and
The Pacific Lumber  Company,  subsidiaries of MAXXAM Inc., a public company.


     There are no family relationships (first cousin or closer) among the directors. There are no arrangements or understandings between any director and any other person pursuant to which that director was or is to be elected.

Director Compensation

     Each non-employee director receives 600 shares of the Company's stock per year for serving as a director and is paid $750 for each meeting attended. Non-employee directors named to the various committees are paid $600/meeting attended. Directors are reimbursed for expenses incurred in attending Board and committee meetings. Members of the Board of Directors also participate in the Company's Stock Option Plan as described below under Executive Compensation.

                        EXECUTIVE OFFICERS OF THE COMPANY

     The following background information is provided on the Company's executive officers.

                                                                    Age at            Officer
Name/Position and Background                                    April 14, 1997         Since
----------------------------                                    --------------         -----

     Thomas E.  Congdon.  Chairman.  See "Board of Directors          70                1966
and Committees."

     Mark A.  Hellerstein.  President  and  Chief  Executive          44                1991
Officer. See "Board of Directors and Committees."

     Ronald D. Boone.  Executive  Vice  President  and Chief          49                1990
Operating Officer. See "Board of Directors and Committees."

     Ralph H. Smith.  Senior Vice President - Mid-Continent.          54                1995
Mr. Smith has served the Company as Senior Vice  President -
Mid-Continent   since  1995.  From  1982  to  1994,  he  was
Executive   Vice  President  of   Anderman/Smith   Operating
Company,  an affiliate of the Company during that period. In addition, he has been a director and President of R.H. Smith
International Corporation since 1989.

     David L.  Henry.  Vice  President  - Finance  and Chief          40                1996
Financial  Officer.  Mr. Henry joined the Company in 1996 as
Vice President - Finance and Chief Financial  Officer.  From
1983  to  1996,   he  was  employed  in  corporate   finance
investment banking positions with Boettcher & Company, Inc.,
CharterWest    Capital    Co.   and   most    recently    as
Director-Corporate Finance for Hanifen, Imhoff Inc.

     John P. Congdon.  Vice  President,  General Counsel and          56                1986
Secretary.  Mr.  Congdon  has  served  the  Company  as Vice
President, General Counsel and Secretary since 1986.


     The executive officers of the Company serve at the pleasure of the Board of Directors and do not have fixed terms. Executive officers generally are elected at the regular meeting of the Board immediately following the annual stockholder meeting. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board whenever in its judgment the best interests of the Company will be served thereby without prejudice, however, to contractual rights, if any, of the person so removed.

     There are no family relationships (first cousin or closer) among the executive officers. There are no arrangements or understandings between any officer and any other person pursuant to which that officer was elected.

                             EXECUTIVE COMPENSATION

     In addition to salaries, the Company has granted stock options and stock appreciation rights ("SARs") to certain executive management personnel. These individuals also participate with other members of management in a net profits interest bonus plan. All employees are eligible to participate in the Company's cash bonus plan. These plans are described on pages 9-11 of this proxy.

     The following table sets forth the annual and long term compensation received during each of the Company's last three years by the Chief Executive Officer of the Company and by the four other highest compensated executive officers of the Company during 1996.


                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                                      Long Term Compensation
                                                                    --------------------------
                                                                              Awards
                                             Annual Compensation    --------------------------
                                           -----------------------  Restricted                     All Other
Name and                                                              Stock         Options/      Compensation
Principal Position                Year      Salary($)       Bonus    Awards($)      SARs (#)         ($) (1)
------------------                ----      ---------       -----   ----------      --------         -------

Mark A. Hellerstein               1996        219,167       63,563       -          56,239 (4)        9,500
  President and Chief             1995        205,000       32,631       -           7,547            9,240
  Executive Officer               1994        183,333       17,767       -           8,602            9,240

Ronald D. Boone                   1996        173,333       54,279       -          48,622 (4)        9,500
  Executive Vice President        1995        163,333       24,325       -           6,038            9,240
  and Chief Operating Officer     1994        153,750       14,183       -           6,882            9,225

Ralph H. Smith (2)                1996        169,333        8,350       -          15,425 (4)        1,740
  Senior Vice President-          1995         41,750          350       -               -                -
  Mid-Continent

David L. Henry (3)                1996         85,295          350       -          14,573 (4)            -
  Vice President-Finance and
  Chief Financial Officer

John P. Congdon                   1996        108,667       27,140       -          32,550 (4)        6,520
  Vice President, General         1995        104,533       13,850       -           3,898            6,160
  Counsel and Secretary           1994         97,967        9,607       -           4,099            5,878


--------------
     (1)  Amounts  consist of the Company's  contribution  to the 401(k) Savings
          Plan.
     (2) Ralph H. Smith became an executive officer October 1, 1995, compensated at an annual salary of $167,000.
     (3) David L. Henry became an executive officer April 29, 1996, compensated at an annual salary of $125,000.
     (4) Includes SARs granted January 1, 1996, options granted effective November 21, 1996, pursuant to the new Stock Option Plan to cap appreciation for all SARs at $20.50 per SAR, and options granted on December 31, 1996 pursuant to the Company's Stock Option Plan. See breakdown on following table.

     Stock options and SARs granted to the Company's five highest compensated executive officers during 1996 are set forth in the following two tables.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                      -------------------------------------

                                Individual Grants
--------------------------------------------------------------------------------------    Potential Realizable Value
                                                                                          at Assumed Annual Rates of
                                              Percentage of                                Stock Price Appreciation
                                               Total SARs/                                            for
                                             Options Granted                                      Option Term
                          Number of SARs/     to Employees    Base Price    Expiration    ----------------------------
  NAME                    Options Granted        in 1996       Per Share       Date             5%           10%
  ----                    ---------------        -------       ---------       ----             --           ---

Mark A. Hellerstein            7,679 (1)          14.0%          $14.00      12/31/00       $ 37,090      $ 57,285
                              43,987 (2)          20.9%          $20.50     12/31/01-05      360,714       847,162
                               4,573 (3)          12.4%          $24.88      12/31/06         71,539       181,294
                              ------
                              56,239
                              ======

Ronald D. Boone                6,071 (1)          11.0%          $14.00      12/31/00         29,323        45,290
                              38,933 (2)          18.5%          $20.50     12/31/01-05      310,677       726,784
                               3,618 (3)           9.8%          $24.88      12/31/06         56,599       143,433
                              ------
                              48,622
                              ======

Ralph H. Smith                 5,964 (1)          10.8%          $14.00      12/31/00         28,806        44,491
                               5,964 (2)           2.8%          $20.50     12/31/01-05       67,406       166,025
                               3,497 (3)           9.5%          $24.88      12/31/06         54,706       138,636
                              ------
                              15,425
                              ======

David L. Henry                 6,000 (1)          10.9%          $14.00      12/31/00        28,980         44,760
                               6,000 (2)           2.9%          $20.50     12/31/01-05      67,813        167,028
                               2,573 (3)           7.0%          $24.88      12/31/06        40,251        102,005
                              ------
                              14,573
                              ======

John P. Congdon                3,821 (1)           6.9%          $14.00      12/31/00        18,455         28,505
                              26,478 (2)          12.6%          $20.50     12/31/01-05     206,685        482,032
                               2,251 (3)           6.1%          $24.88      12/31/06        35,214         89,239
                              ------
                              32,550
                              ======

------------
     (1) SARs granted January 1, 1996. Appreciation for such SARs was capped at $20.50 per SAR in connection with the grant of stock options effective November 21, 1996.
     (2) Stock options granted effective November 21, 1996 to cap appreciation for all previously granted SARs at $20.50 per SAR, pursuant to the Company's Stock Option Plan as described on page 16 of this proxy statement, which plan is being submitted to a vote of the shareholders at the May 21, 1997 meeting. These options were intended to allow the grantees to realize the same appreciation as would otherwise have been realized under the SAR Plan.
     (3) Stock options granted effective December 31, 1996 pursuant to the Company's Stock Option Plan as described on page 16 of this proxy statement, which plan is being submitted to a vote of the shareholders at the May 21, 1997 meeting.


                  AGGREGATED OPTION/SAR EXERCISES IN 1996 AND DECEMBER 31, 1996 OPTION/SAR VALUE
                  ------------------------------------------------------------------------------

                                                             Number of                  Value of Unexercised
                                                     Unexercised Options/SARs               In-the-Money
                                                              Held at                     Options/SARs at
                             Shares                     December 31, 1996              December 31, 1996 (1)
                            Acquired     Value     ----------------------------    -----------------------------
  Name                    on Exercise   Realized   Exercisable    Unexercisable    Exercisable     Unexercisable
  ----                    -----------   --------   -----------    -------------    -----------     -------------

Mark A. Hellerstein (2)        -           -          41,379          34,488         $879,243         $392,905

Ronald D. Boone (3)            -           -          41,379          28,479          879,243          330,472

Ralph H. Smith                 -           -               -           9,461                -           65,816

David L. Henry                 -           -               -           8,573                -           66,210

John P. Congdon                -           -          10,695          18,034          220,477          209,202

--------------
     (1) On December 31, 1996, the last reported sales price of the Common Stock as quoted on the Nasdaq National Market System was $24.875.
     (2) On September 1, 1991, the Company granted Mr. Hellerstein an option to purchase 27,307 shares of the Company's Common Stock at an exercise price of $3.30 per share. The option expires ten years from the date of grant.
     (3) On November 1, 1990, the Company granted Mr. Boone an option to purchase 27,307 shares of the Company's Common Stock at an exercise price of $3.30 per share. The option expires ten years from the date of grant.


Incentive Compensation Plans

     Effective January 1992, the Company adopted the Cash Bonus Plan, the Net Profits Interest Bonus Plan, and the Stock Appreciation Rights Plan (SAR Plan). On November 21, 1996 the Company adopted the Stock Option Plan described beginning on page 16 as a substitute for the SAR Plan, subject to all SARs previously granted and further subject to the approval of the shareholders as set forth herein.

     Cash Bonus Plan. In January of each year the Board of Directors of the Company determines whether the Company's performance during the prior year warrants payment of a cash bonus to employees. If so, the Board designates key employees to participate in the Cash Bonus Plan and the aggregate amount of bonuses to be paid to those designated persons, which amount is to be not less than ten nor more than fifty percent of their aggregate base salaries. The Cash Bonus Plan participants share in such aggregate amount pro rata to the performance adjusted base salary of each participant. The performance adjusted base salary is between zero and one hundred percent of the employee's base salary for the prior calendar year as determined by his or her supervisor. The performance adjusted base salary of the Chief Executive Officer of the Company is determined by the Board of Directors. No participant may receive a pro rata portion of the aggregate bonus amount in excess of fifty percent of his or her salary for the prior year and a participant must be employed by St. Mary at the time the cash bonuses are awarded. The Board of Directors has the unilateral right to terminate or modify the Cash Bonus Plan.

     Net Profits Interest Bonus Plan. Each year the Board of Directors of the Company designates key employees to participate in the Net Profits Interest Bonus Plan for the following calendar year. The participants receive a bonus based on the aggregate net profits earned by the Company's interests in oil and gas wells completed or acquired during the following year. The total amount of the bonus pool to be distributed to all participants for such year is ten percent of net profits after the Company has recovered one hundred percent of all costs incurred by it with respect to those wells. The bonus pool increases to twenty percent of aggregate net profits after the Company has recovered two hundred percent of costs.

     Participants in the Net Profits Interest Bonus Plan for a year share in the net profits bonus pool for the year in proportion to their relative weighted base salaries during that year. For this purpose, the salaries of the President and the Executive Vice Presidents of the Company are weighted at one hundred percent of their base salaries and the salaries of all other participants are weighted at two-thirds thereof or less.

     In the event that the Company engages in a particularly large oil and gas project during a calendar year, which is defined as a project having a cost of more than 75 percent of the average annual aggregate costs expended by the Company for other oil and gas projects during such year and during the preceding two calendar years, such large project is accounted for as a separate pool and the ten and twenty percent net profits interests are proportionately reduced to the extent that this large project exceeds that 75 percent comparison. Moreover, the costs of the Company to be recovered in determining the net profits of a large project include interest. Oil and gas projects with aggregate costs incurred over more than one year are also accounted for as a separate pool if such costs exceed 10 percent of the Company's average annual expenditures for acquisition, exploration and development during the initial year and the preceding two calendar years, exclusive of this project and other similar large projects.

     Mining projects are accounted for as a separate pool. Employees whose activities primarily relate to oil and gas projects participate in a small share of a mining project net profits interests and vice versa.

     Following the termination of a participant under the Net Profits Interest Bonus Plan, the Company has the right to purchase his rights in exchange for the value thereof, determined by the use of assumptions selected by the Board of Directors as fair and reasonable. The Board of Directors has the right at any time to terminate or modify prospectively the Net Profits Interest Bonus Plan.

     Stock Appreciation Rights Plan. Effective January 1, 1992, the Company adopted a SAR Plan. Participation in the plan was limited to the directors and the most senior employees of the Company. The SAR Plan was designed to provide a participant with the opportunity five years after he was allocated a stock appreciation right to receive with respect to such right a cash amount equal to 100% of his base salary for the year of grant if the per share value of the Common Stock during such five-year period has increased at an average rate of 25% per annum. This plan was replaced by a Stock Option Plan on November 21, 1996, subject to all SARs then granted and further subject to the approval of the shareholders as set forth herein. As part of this new option plan, the SARs previously granted were capped at $20.50, the market price on that date, and an equal number of stock options were granted to replace them with an exercise price of $20.50 which allows the holders to realize the same appreciation as would otherwise have been realized under the SAR Plan.

     Stock Option Plan. Effective November 21, 1996, and subject to approval by the shareholders as set forth herein, the Company adopted a Stock Option Plan. It is currently expected that those persons who will be designated to receive options under the Plan will be directors and the most senior employees of the Company. Options are granted at the discretion of the Board. Options are exercisable five years after grant and expire unless exercised within ten years of grant.

     The Board of Directors of the Company each year determines the participants in the plans. The right of a participant to an allocated stock option vests 25% immediately and the balance ratably over a three-year period following the award of the right so that if such participant terminates his employment prior to three years after an award, the award will be proportionately reduced. However, by Board resolution, the options of a participant employed by the Company for no less than 12 years who retires after reaching age 60 and who does not subsequently become a full-time employee of a competitor prior to reaching age 65 shall not be subject to any reduction. Non-employee directors currently receive each year non-tax qualified options for 1,000 shares which vest over a three-year period in the same manner as for employee participants, except that the rights of a director who retires after five years of service shall become fully vested upon retirement. The Board of Directors retains the right to terminate or modify prospectively the Stock Option Plan at any time.

     In addition, the Board of Directors adopted on March 27, 1997 an Incentive Stock Option Plan ("ISO Plan"), subject to approval by the shareholders as set forth herein, which is intended to be a companion option plan with the Stock Option Plan. It is currently intended that the ISO Plan will be an alternative to the above-described Stock Option Plan for those employees designated by the Board of Directors to be granted stock options, with such employees electing at the time of grant whether the options to be granted shall be non-tax qualified options granted under the above-described Stock Option Plan or incentive stock options granted under the ISO Plan.


         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee") administers the Company's executive compensation programs. After consideration of the Committee's recommendations, the full Board of Directors reviews and approves the salaries of all elected officers, including those of the executive officers named in the Summary Compensation Table on page 7. The Committee is responsible for all other elements of executive compensation, including annual incentive awards, stock options, and the Net Profits Interest Bonus. The Committee is also responsible for approving the salaries of all employees and the amount and distribution of payments made under the Cash Bonus Plan. In addition, the Committee reviews the performance of the Company's pension and 401(k) plans with the trustees of the plans.

     The goals of the Company's integrated executive compensation programs include the following:

     1.   Attract and retain talented management personnel.
     2. Encourage management to obtain superior returns for the Company's stockholders.
     3.   Promote preservation of the Company's capital base.

Salaries

     In order to emphasize performance-based incentive compensation, base salaries are targeted to be slightly below the median salary for the industry. The Committee, with the assistance of management, determines the salary ranges for various positions based on survey data from the Company's industry peer group. The Committee then reviews management's recommendations for executive salaries and the performance summaries on which they are based. Final salary recommendations are made by the Committee to the full Board based on experience, sustained performance, and comparison to peers inside and outside the Company.

Incentive Compensation

     The Company also has established three compensation plans which have the potential to increase annual compensation if the economic performance of the Company and its employees so warrants. These plans, which are described in detail in the "Incentive Compensation Plan" section of the Proxy Statement, have certain specific objectives.

     1. The Net Profits Interest Plan is designed to reward the personal contributions made by various management personnel to the Company's financial success. Plan participants share in the net profits in proportion to their relative weighted salaries during the year. Recognizing that the primary incentive for profitable acquisitions and operations needs to be provided to the most senior of the executive officers, the salaries of the president and the executive vice president are weighted at 100% and the salaries of all other participants are weighted at two-thirds of actual base salary or less.

     2. The Stock Option Plan is intended to reward executive management of the Company for long-term increases in the value of the Company's stock. The Stock Option Plan focuses on appreciation of the market price of the Company's stock over a five year period. As presently implemented by the Board (and in conjunction with the SARs as to the options granted on November 21, 1996), if the average stock appreciation during this period is 25% per year, then the persons granted stock options at the beginning of the period will, at the end of five years, have the opportunity to receive an amount equal to 100% of their base salary at the time the stock option was granted. The options may be exercised at any time during a five year period beginning five years after the grant. This Stock Option Plan, which is designed to encourage management's concern for long-term appreciation of the stockholders' interest, is being submitted for approval of the shareholders as set forth herein. In addition, the Board of Directors approved on March 27, 1997 an Incentive Stock Option Plan ("ISO Plan"), subject to approval by the shareholders as set forth herin, which is intended to be a companion option plan with the Stock Option Plan. It is currently intended that the ISO Plan will be an alternative to the above-described Stock Option Plan for those employees designated by the Board of Directors to be granted stock options, with such employees electing at the time of grant whether the options to be granted shall be non-tax qualified options granted under the above-described Stock Option Plan or incentive stock options granted under the ISO Plan.

     3. The Company also has established a Cash Bonus Plan. Each year the Board of Directors evaluates the overall performance of the Company for the year and determines the cash bonus to be paid to employees designated with the assistance of management. The proportional participation of each designee is a function of his or her performance during the year. As the minimum cash bonus distribution would equal ten percent of the salaries of designated participants, employees are motivated to achieve individual excellence even if the business climate affecting the oil and gas industry is poor.

Conclusion

     The Company's executive compensation is linked to individual and corporate performance and stock price appreciation. Base salaries are set below the median for the industry so that incentivized compensation can have its intended effect. The Compensation Committee plans both to continue the policy of linking executive compensation to individual and corporate performance and returns to shareholders and to provide a cash bonus incentive to key employees which will provide performance motivation independent of the ups and downs of the oil and gas industry's business cycle.

                                                   Richard C. Kraus, Chairman
                                                   R. James Nicholson
                                                   Arend J. Sandbulte
April 4, 1997

                                RETIREMENT PLANS

Pension Plan

     The Company's Pension Plan is a qualified, non-contributory defined benefit plan which is available to substantially all employees. This Plan was amended in 1994 to conform with the changes required by the Tax Reform Act of 1986 and to reduce the plan formula. The Company also has a supplemental pension plan for executive officers to provide for benefits in excess of Internal Revenue Code limits.

     The following table shows the estimated maximum annual benefits payable upon retirement at age 65 as a straight life annuity to participants in the Pension Plans for the indicated levels of average annual compensation and years of service.

                      Estimated Annual Pension       Estimated Annual Pension
                       Benefits for Executives        Benefits for Executives
                      Hired before 1995 with         Hired after 1995 with
                           greater than                    greater than
  Remuneration          15 years of service             25 years of service
  ------------          -------------------             -------------------

    $100,000                 $ 67,454                      $   35,000
     125,000                   86,704                          43,750
     150,000                  105,954                          52,500
     175,000                  125,204                          61,250
     200,000                  144,454                          70,000
     250,000                  182,954                          87,500

     The qualified plan provides a benefit after 25 years of service equal to 35% of final average compensation, subject to Internal Revenue Code limits. Final average compensation is the average of the highest 3 consecutive years of the 10 years preceding termination of employment. For each named executive officer, the level of compensation used to determine benefits payable under the qualified pension plan is such officer's average of the base salaries (excluding bonus) shown in the Summary Compensation Table.

     The supplemental plan provides executives hired prior to 1995, after completing 15 years of service and reaching age 65, a benefit equal to 40% of final average compensation plus 37% of final average compensation integrated with the social security wage base without regard to compensation limitations provided under the qualified plan less the benefit provided by the qualified plan. For executives hired after 1994, the supplemental benefit is calculated using the formula for the qualified plan without the limitation imposed by
Section 415 of the Internal Revenue Code, less the benefit provided by the qualified plan.

     As of December 31, 1996, the named executive officers have the following years of credited service:

                       Mark A. Hellerstein             5
                       Ronald D. Boone                 6
                       Ralph H. Smith                  1
                       David L. Henry                  1
                       John P. Congdon                10

401(k) Plan

     The Company's 401(k) Profit Sharing Plan is a defined contribution pension plan qualified under the Employee Retirement Income Security Act of 1974. The 401(k) Plan allows eligible employees to contribute up to nine percent of their income on a pre-tax and/or after tax basis through contributions to the Plan. The Company matches each employee's contributions up to six percent of the employee's pre-tax income. The Company also may contribute additional funds to the 401(k) Plan each year in its discretion. Company contributions vest over an employee's first five years of employment.

                                PERFORMANCE GRAPH

     The following Performance Graph compares the Company's cumulative total stockholder return on its Common Stock for the period December 16, 1992 (the date the Common Stock began trading on the Nasdaq National Market System) to December 31, 1996 with the cumulative total return of the Standard Industrial Classification Code ("SIC Code") for Crude Petroleum and Natural Gas. The SIC Code for Crude Petroleum and Natural Gas is 1311. The identities of the companies included in the index will be provided upon request.

                              [GRAPH APPEARS HERE]

                      COMPARISON OF CUMULATIVE TOTAL RETURN
                   AMONG ST. MARY LAND & EXPLORATION COMPANY,
                   THE S&P 500 INDEX AND THE SIC CODE INDEX


                                         12/16/92    12/31/92    12/31/93    12/31/94    12/31/95    12/31/96
                                         --------    --------    --------    --------    --------    --------

ST. MARY LAND & EXPLORATION COMPANY       100.00      104.55      112.63      123.30      131.87      236.60
SIC CODE INDEX                            100.00      100.00      119.15      124.87      137.33      182.60
S&P 500                                   100.00      100.00      110.08      111.54      153.45      188.69

--------------
     Assumes $100 invested on December 16, 1992 in St. Mary Land & Exploration Company, S&P 500 Index and SIC Code Index for Crude Petroleum and Natural Gas.

*Total return assumes reinvestment of dividends.


                              EMPLOYMENT AGREEMENT

     On September 1, 1991, the Company entered into an employment agreement with Mr. Hellerstein. His current salary is $227,500 per year. Compensation is reviewed annually. Mr. Hellerstein participates in the Company's benefit plans and is entitled to bonuses and incentive compensation as determined by the Board of Directors and the Chairman of the Company. The agreement is terminable at any time upon 30 days' notice by either party. Upon termination of the agreement by the Company for any reason whatsoever (other than death, disability or misconduct by Mr. Hellerstein), the Company is obligated to continue to pay his compensation, including insurance benefits, for a period of one year.

     The Company also entered into an employment agreement with Mr. Smith effective October 1, 1995. His current salary is $174,000 per year. Mr. Smith participates in the Company's benefit plans and is entitled to bonuses and incentive compensation as determined by the Board of Directors. The agreement allows Mr. Smith to elect to participate on an annual basis as a working interest owner in all oil and gas interests acquired by the Company and managed through the Company's Mid-Continent (Tulsa) office during each year, which election is in lieu of participation in the Company's Net Profits Interest Bonus Plan. In addition, the Company administers Mr. Smith's interests at no charge. This agreement is terminable at any time and without further obligation upon six months notice by either party.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Set forth below is a description of transactions entered into between the Company and certain of its officers and directors during the last three years. Other transactions between the Company and its wholly-owned subsidiary St. Mary Operating Company (formerly Anderman/Smith Operating Company ("Anderman/Smith")) and some of its key personnel are described in Footnote 10 to the financial statements contained in the Form 10-K filed by the Company for 1996. Certain of these transactions will continue in effect and may result in conflicts of interest between the Company and such individuals. Although these persons may owe fiduciary duties to the Company and its stockholders, there can be no assurance that conflicts of interest will always be resolved in favor of the Company.

     R. James Nicholson has served as a director of the Company since 1987. He is also active in the real estate business. See "Nominees for Election as Director." Mr. Nicholson owns a 17% interest in a 40-acre parcel subject to a preferential distribution right in favor of Parish Corporation (a wholly-owned subsidiary) in the amount of $1,265,000.

     Ralph H.  Smith was hired as  Senior  Vice  President  -  Mid-Continent  on
October 1, 1995. During the previous 14 years he was a shareholder of Anderman/Smith and the principal manager of its activities in the Anadarko Basin. Along with the Company, he acquired a working interest in all of the oil and gas rights acquired through Anderman/Smith. The Board of Directors has approved the cost-bearing working interest participation by Mr. Smith, at his annual election as to participation and amount, of between 2.5% and 10% of all working interests acquired by the Company each year which are managed from the Mid-Continent (Tulsa) office. Mr. Smith elected to participate at 5% for 1996 and 7.5% for 1997.

     As a result of their prior employment by Anderman/Smith, Ronald D. Boone and three other Vice Presidents own working interests and royalty interests in many of the Company's properties, earned as part of two Anderman/Smith employee benefit programs and from other Anderman/Smith entities in which they participated. They have no royalty participation in any new Company properties.

     Mr. Boone also owns 50% of Princeton Resources Ltd. and 33% interest in Baron Oil Corporation, entities which manage oil and gas working and royalty interests which he acquired as a result of his Anderman/Smith employment. While these corporations are managed by another former Anderman/Smith employee, Mr. Boone participates in their investment decisions. The Board of Directors has approved Mr. Boone's involvement in Princeton Resources and Baron Oil.

     From time to time, David C. Dudley, a director of the Company, offers the Company the right to participate in lease acquisition, exploration and development prospects in which Mr. Dudley's firm has an interest. The Company currently is not participating in any such prospect.

     During 1993 and 1994 the Company and others, having reserved to themselves the maximum working interest desired by each of them, sought to obtain the participation of outside parties in the drilling on an exploratory well on the Patterson Prospect in Louisiana. During 1994, in an effort to obtain the required amount of outside participation, the Board of Directors approved participation by any officer, employee or director who wished to acquire a portion of the available working interest on a promoted basis. Thomas E. Congdon, Dudley & Associates, LLC and Ronald D. Boone (through Princeton Resources Ltd.) all participated. A dry well was drilled in early 1995. The Company and its partners believe that the area remains prospective and will participate in a 20 square mile 3-D seismic survey in early 1997 to further delineate this prospect.

     The  Company's  By-Laws  provide  that no director may pursue a business or investment opportunity for himself if he has obtained knowledge of such opportunity through his affiliation with the Company, provided that the Company is interested in pursuing such opportunity and is financially or otherwise able to pursue the opportunity. Moreover, no officer or employee of the Company may pursue for his own account an oil and gas opportunity unless (a) with respect to an officer of the Company, the interest has been approved by the Board of Directors and (b) with respect to a non-officer of the Company, such interest of the employee has been approved by a senior officer of the Company with full knowledge of such opportunity. These restrictions do not apply to the acquisition of less than one percent of the publicly traded stock of another company as long as the Company is not at such time engaged in any present or pending transaction with the other company.

                         OTHER MATTERS TO BE VOTED UPON

Stock Option Plan

     Effective November 21, 1996, the Board of Directors adopted a Stock Option Plan (the "Stock Option Plan") which is intended to replace the Company's SAR Plan adopted in 1992. The purpose of the Stock Option Plan is to enhance shareholder value by attracting, retaining and motivating key employees, consultants and members of the Board of Directors of the Company and of any subsidiary of the Company by providing them with a means to acquire a proprietary interest in the Company's success. All current and former employees, consultants and members of the Board of Directors of the Company, and of any subsidiary of the Company are eligible to participate in the Stock Option Plan. As of December 31, 1996, 27 persons had been designated by the Board of Directors to participate in the Stock Option Plan.

     The total number of shares of Common Stock of the Company which may be granted under the Stock Option Plan is 700,000. However, to the extent that options are granted under any incentive stock option plan adopted by the Company, the shares of Common Stock that may be granted under the Stock Option Plan are reduced. At the discretion of the Board of Directors the Stock Option Plan may be administered by a Committee of two or more non-employee Directors appointed by the Board. Optionees under the Stock Option Plan shall be selected at the discretion of the Board or such Committee from among those eligible participants who, in the opinion of the Board or such Committee, are or were in a position to contribute materially to the Company's continued growth and development and to its long-term success. Subject to the provisions of the Stock Option Plan, the Board or such Committee shall have complete discretion in determining the terms and conditions and number of Options granted under the Stock Option Plan.

     Options granted under the Stock Option Plan are to be exercisable at the market price of the Company's Common Stock on the date of grant, are to have a term not to exceed ten years and may not be exercised prior to five years following the date of grant. Options under the Stock Option Plan will fully vest
(i) just prior to the completion of any acquisition of the Company or (ii) upon termination of the optionee's employment with the Company due to death, disability or normal retirement. Unexercised options will terminate (i) upon completion of any acquisition of the Company or (ii) upon termination of the optionee's employment with the Company for cause. Nothing contained in the Stock Option Plan shall be construed to give any employee or consultant any right to continued employment or association with the Company.

     Each option under the Stock Option Plan shall be evidenced by a written option agreement that specifies the exercise price, the duration of the option, the number of shares of stock to which the option applies, and such vesting or exercisability restrictions and other terms and conditions which the Board or Committee may impose.

     The principal federal income tax consequences of the grant and exercise of options under the Stock Option Plan are, in general, as follows:

     1. Options granted under the Stock Option Plan are not intended to qualify as "incentive stock options" under the Internal Revenue Code.

     2. Upon the grant of an option under the Stock Option Plan, the optionee will have no taxable income and the Company will have no tax deduction.

     3. Upon exercise of an option under the Stock Option Plan, the optionee will realize ordinary taxable income in an amount equal to the excess of the fair market value of the underlying shares of Common Stock at the time the option is exercised over the exercise price of the option for such shares.

     4. The amount of income recognized by the optionee will be deductible by the Company as compensation in the year in which ordinary income is recognized by the optionee by reason of exercise of options under the Stock Option Plan.

     5. An optionee's basis for the shares of Common Stock acquired pursuant to the exercise of options under the Stock Option Plan will be the option exercise price plus any amount recognized as ordinary income by reason of the exercise of the options.

     6. Upon the sale of the Common Stock acquired pursuant to the exercise of options under the Stock Option Plan, capital gain or loss will be realized by the optionee in the amount by which the sales price is greater or less than the basis of such stock. Such gain or loss will be long-term or short-term depending on whether the shares were held for more than one year after the option was exercised.

     7. Exercise of an option by exchanging previously acquired shares of the Company's Common Stock will not result in taxable gain or loss on the exchanged shares, but the optionee's tax basis for an equal number of acquired shares will be the same as the optionee's tax basis for the exchanged shares. The remaining acquired shares will have an original tax basis equal to the sum of the amount paid in cash, if any, plus any amount which the optionee is required to recognize as income as a result of the exercise of the option.

     Effective November 21, 1996, the Board of Directors authorized the grant of 256,598 options under the Stock Option Plan which are exercisable at $20.50 per share, the fair market value of the underlying Common Stock on the date of grant, in connection with the termination of future awards or appreciation under the Company's SAR plan. The various vesting and exercisability provisions of such options correspond to such provisions of the SARs applicable to the respective optionees. Further, the options expire in various increments during the period from December 31, 2001 through December 31, 2005 in a manner corresponding to the SARs applicable to the respective optionees.

     Effective December 31, 1996, the Board of Directors authorized the grant of 42,880 options under the Stock Option Plan which are exercisable, to the extent vested, beginning five years after the date of grant at $24.875 per share, the fair market value of the underlying Common Stock on the date of grant, which vest twenty-five percent on the date of grant and an additional twenty-five percent upon the completion of each of the following three years of employment with the Company, and which expire December 31, 2006.

     The following table sets forth certain information with respect to the benefits received pursuant to the options granted effective November 21, 1996 and December 31, 1996:

                                NEW PLAN BENEFITS

                                                                 Number of
   Name and Position                   Dollar Value               Options
   -----------------                   ------------               -------

   Mark A. Hellerstein                     (1)                     48,560
     President and Chief
     Executive Officer

   Ronald D. Boone                         (1)                     42,551
     Executive Vice President
     and Chief Operating
     Officer

   Ralph H. Smith                          (1)                      9,461
     Senior Vice President-
     Mid-Continent

   David. L. Henry                         (1)                      8,572
     Vice President-Finance and
     Chief Financial Officer

   John P. Congdon                         (1)                     28,729
     Vice President, General
     Counsel and Secretary

   Executive Group                         (1)                    182,564

   Non-Executive Director
     Group                                 (1)                     33,445

   Non-Executive Officer
     Employee Group                        (1)                     59,213

------------
     (1) Options have an exercise price equal to the fair market value of the Company's Common Stock on the grant date of the options. The actual value an optionee may realize will depend on the excess of the stock price over the exercise price on the date vested options are exercised.

     The following table sets forth certain additional information regarding the options granted:

                                                                                     Aggregate      Consideration
                                 Number of Shares           Number of Shares      Market Value of   Received or to
                                 of $.01 Par Value          of $.01 Par Value      Common Stock     be Received by
                                   Common Stock               Common Stock          Underlying     the Company for
Name and Position               Covered by Options         Covered by Options       Options(1)     Granting Option
-----------------               ------------------         ------------------       -----------     ---------------
                             (Effective Nov. 21, 1996)  (Effective Dec. 31, 1996)

Thomas E. Congdon                     43,082 (2)                   1,608             $1,122,836           -0-
   Chairman

Mark A. Hellerstein                   43,987 (2)                   4,573              1,220,070           -0-
   President & Chief
   Executive Officer

Ronald D. Boone                       38,933 (2)                   3,618              1,069,094           -0-
   Executive Vice President &
   Chief Operating Officer

Ralph H. Smith                         5,964                       3,497                237,708           -0-
   Senior Vice President-
   Mid-Continent

David L. Henry                         6,000                       2,573                215,397           -0-
   Vice President-Finance &
   Chief Financial Officer

John P. Congdon                       26,478 (2)                   2,251                721,816           -0-
   Vice President, General
   Counsel & Secretary

Executive Group                      164,444                      18,120              4,586,921           -0-

Non-Executive Director                27,445                       6,000                840,306           -0-
   Group

Mike Barber                            4,107                       2,395 (2)            163,363           -0-
   Vice President

Richard C. Norris                     24,739 (2)                   2,127                675,008           -0-
   Vice President & Treasurer

Julian Pope                            4,107                       2,395 (2)            163,363           -0-
   Vice President

Kevin Willson                          4,107                       2,395 (2)            163,363           -0-
   Vice President

Non-Executive Officer                  3,393                       9,448                322,630           -0-
   Employee Group (3)

--------------
     (1) The market value per share as of March 21, 1997, the latest practicable date prior to the filing of this Proxy Statement with the Securities and Exchange Commission, was $25.125. Options have an exercise price equal to the fair market value of the Company's Common Stock on the grant date of the options. The actual value an optionee may realize will depend on the excess of the stock price over the exercise price on the date vested options are exercised.
     (2)  Received five percent or more of the options granted.
     (3)  Excludes Messrs. Barber, Norris, Pope and Willson.

     Since the Board of Directors believes that the Plan will attract, retain and motivate key employees, consultants and members of the Board of Directors of the Company and of any subsidiary of the Company by providing them with a means to acquire a proprietary interest in the Company's success, the Board of Directors recommends that the Shareholders vote FOR the approval of the Plan.

Incentive Stock Option Plan

     On March 27, 1997, the Board of Directors adopted an Incentive Stock Option Plan (the "ISO Plan") which is intended to be a companion option plan with the Stock Option Plan adopted effective November 21, 1996. It is currently intended that the ISO Plan will be an alternative to the above-described Stock Option Plan for those employees designated by the Board of Directors to be granted stock options, with such employees electing at the time of grant whether the options to be granted shall be options granted under the above-described Stock Option Plan or incentive stock options granted under the ISO Plan. The purpose of the ISO Plan is to enhance shareholder value by attracting, retaining and motivating key employees of the Company and of any subsidiary of the Company by providing them with a means to acquire a proprietary interest in the Company's success. All employees of the Company or any subsidiary corporation are eligible to participate in the ISO Plan. It is currently anticipated that approximately 15 employees will be designated in 1997 as prospective participants in the ISO Plan.

     The total number of shares of Common Stock of the Company which may be granted under the ISO Plan is 700,000. However, to the extent that options are granted under the Stock Option Plan adopted November 21, 1996 by the Company, the shares of common stock that may be granted under the ISO Plan are reduced. At the discretion of the Board of Directors the ISO Plan may be administered by a Committee of two or more non-employee Directors appointed by the Board. Optionees under the ISO Plan shall be selected at the discretion of the Board or such Committee from among those eligible participants who, in the opinion of the Board or such Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term success. Subject to the provisions of the ISO Plan, the Board or such Committee shall have complete discretion in determining the terms and conditions and number of options granted under the ISO Plan.

     It is intended that options granted under the ISO Plan will constitute "incentive stock options" under the Internal Revenue Code and thus the ISO Plan provides that options granted thereunder are to be (i) exercisable at the market price of Company's Common Stock on the date the options are granted, (ii) nontransferable by the optionee, and (iii) terminated if not exercised within 3 months of an optionee's termination of employment with the Company (unless termination of employment is a result of the optionee's death or disability, in which event the option will terminate if not exercised within one year of the optionee's termination of employment with the Company). Further, options granted under the ISO Plan will have a term of no more that ten years (five years in the case of ten percent or more shareholders). Options under the ISO Plan will fully vest (i) just prior to the completion of any acquisition of the Company or (ii) upon termination of the optionee's employment with the Company due to death, disability or normal retirement. Unexercised options will terminate (i) upon completion of any acquisition of the Company or (ii) upon termination of the optionee's employment with the Company for cause. Nothing contained in the ISO Plan shall be construed to give any employee any right to continued employment with the Company.

     Unless earlier terminated by the Board of Directors, the ISO Plan shall terminate on the date ten years subsequent to the date of the adoption of the ISO Plan by the Board, after which date no options may be granted under the ISO Plan. The Board of Directors may at any time terminate the ISO Plan and from time to time may amend or modify the ISO Plan, provided, however that no such action of the Board, without approval of the shareholders, may: (i) increase the total amount of Common Stock which may be purchased through options granted under the ISO Plan; or (ii) change the class of employees eligible to receive options under the ISO Plan.

     Each option under the ISO Plan shall be evidenced by a written option agreement that specifies the exercise price, the duration of the option, the number of shares of stock to which the option applies, and such vesting or exercisability restrictions and other terms and conditions which the Board or Committee may impose.

     The principal federal income tax consequences of the grant and exercise of options under the ISO Plan are, in general, as follows:

     1. Options granted under the ISO Plan are intended to qualify as "incentive stock options" under the Internal Revenue Code.

     2. Upon the grant of an option under the ISO Plan, the optionee will have no taxable income and the Company will have no tax deduction.

     3. The tax consequences upon exercise of the option and later disposition of the shares of Common Stock acquired thereby depend upon whether the optionee satisfies the holding period rule whereby the optionee must hold the shares for more than one year after exercise and two years after the date of grant of the option.

     4. If the optionee satisfies the holding period rule, the optionee will not realize income upon exercise of the option (although the excess of the fair market value of the shares on the date of exercise over the option price must be included as an adjustment in computing alternative minimum taxable income) and the Company will not be allowed an income tax deduction at any time. The difference between the option price and the amount realized upon disposition of the shares by the optionee will constitute a long-term capital gain or loss, as the case may be.

     5. If the optionee fails to observe the holding period rule, the portion of any gain realized upon such disqualifying disposition of the shares which does not exceed the excess of the fair market value at the date of exercise over the option price will be treated as ordinary income to the optionee; the balance of any gain or any loss will be treated as capital gain or loss (long-term or short-term depending on whether the shares were held for more than one year after the option was exercised); and the Company will be entitled to a deduction equal to the amount of ordinary income upon which the optionee is taxed.

     6. Exercise of an incentive stock option by exchanging previously acquired shares of the Company's Common Stock (other than shares acquired under a previously exercised incentive stock option with respect to which the holding period has not been met, the exchange of which would be a disposition with the result described in the immediately preceding paragraph) will not result in taxable income to the optionee. Under proposed IRS regulations, the optionee's basis in shares received equivalent in number to the shares surrendered will be the same as the basis in the surrendered shares and the basis in the additional shares obtained by the exercise of the option will be zero. The optionee's holding period for the shares having the transferred basis will include the holding period for the shares surrendered; the holding period for the additional shares obtained by the exercise of the option will commence at the date of exercise.

     No options have been granted under the ISO Plan.

     Since the Board of Directors believes that the ISO Plan will attract, retain and motivate key employees of the Company and of any subsidiary of the Company by providing them with a means to acquire a proprietary interest in the Company's success, the Board of Directors recommends that the Shareholders vote FOR the approval of the ISO Plan.

     Other than the election of Directors and the approval of the Stock Option Plan and the Companion Incentive Stock Option Plan, the Company is aware of no matters to be submitted to a vote of the stockholders at the Annual Meeting.

                          COMPLIANCE WITH SECTION 16(a)
                    UNDER THE SECURITIES EXCHANGE ACT OF 1934

     Based solely on a review of reports filed with the Company, all directors and executive officers timely filed all reports regarding transactions in the Company's securities required to be filed during 1996 by Section 16(a) under the Securities Exchange Act of 1934.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors selected Coopers & Lybrand L.L.P. as the independent certified public accountants to audit the books, records and accounts of the Company for its 1996 fiscal year. The selection of an auditor for 1997 is currently under review. Coopers & Lybrand L.L.P. has served as the Company's independent accountants since 1976 and is, therefore, familiar with the business and financial procedures of the Company. To the knowledge of management, neither this firm nor any of its members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity other than as independent accountants. A representative of Coopers & Lybrand L.L.P. is expected to attend the meeting.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company on or before November 1, 1997 in order to be eligible for inclusion in the Company's proxy statement and form of proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

                                  OTHER MATTERS

     Management does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote such proxy in accordance with their best judgment on such matters.

                                           By Order of the Board of Directors

                                           JOHN P. CONGDON
                                           Secretary
April 14, 1997

                                   Appendix A

                       ST. MARY LAND & EXPLORATION COMPANY

                                STOCK OPTION PLAN


                                    ARTICLE I
                            ESTABLISHMENT AND PURPOSE

     1.1 Establishment. St. Mary Land & Exploration Company, a Delaware corporation (the "Company"), hereby establishes a stock option plan for key employees, consultants and members of the Board of Directors of the Company or of a subsidiary of the Company, providing material services to the Company, which shall be known as the ST. MARY LAND & EXPLORATION COMPANY STOCK OPTION PLAN (the "Plan"). The Company shall enter into Option agreements with Optionees pursuant to the Plan.

     1.2 Purpose. The purpose of the Plan is to enhance shareholder value by attracting, retaining and motivating key employees, consultants and members of the Board of Directors of the Company and of a subsidiary of the Company by providing them with a means to acquire a proprietary interest in the Company's success.

                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

     All current and former employees, consultants and members of the Board of Directors of the Company (the "Board"), and of any subsidiary of the Company, are eligible to participate in the Plan and receive Options under the Plan. Optionees under the Plan shall be selected by the Board, in its sole discretion, from among those current and former employees, consultants and members of the Board of the Company, and of any subsidiary of the Company, who, in the opinion of the Board, are or were in a position to contribute materially to the Company's continued growth and development and to its long-term success.

                                   ARTICLE III
                                 ADMINISTRATION

     Administration. The Board shall be responsible for administering the Plan.

          (a) The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company with respect to the Plan; and to make all other determinations necessary or advisable for the administration of the Plan. Determinations, interpretations, or other actions made or taken by the Board with respect to the Plan and Options granted under the Plan shall be final and binding and conclusive for all purposes and upon all persons.

                                      -1A-

          (b) At the discretion of the Board the Plan may be administered by a Committee of two or more non-employee Directors appointed by the Board (the "Committee"). The members of the Committee may be Directors who are eligible to receive Options under the Plan, but Options may be granted to such persons only by action of the full Board and not by action of the Committee. The Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer the Plan and to make determinations which shall be final, conclusive and binding upon all persons, including any persons having any interests in any Options which may be granted under the Plan, and, by resolution or resolutions to provide for the creation and issuance of any Option, to fix the terms upon which and the time or times at or within which, and the price or prices at which any shares may be purchased from the Company upon the exercise of an Option. Such terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing an Option, and shall be consistent with the provisions of the Plan.


          (c) Where a Committee  has been created by the Board  pursuant to this
     Article III, references in the Plan to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by the Plan or by the Board.

          (d) No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

                                   ARTICLE IV
                            STOCK SUBJECT TO THE PLAN

     4.1 Number. The total number of shares of common stock of the Company (the "Stock") hereby made available and reserved for issuance under the Plan upon exercise of Options shall be 700,000 shares. Notwithstanding anything to the contrary contained in the foregoing, to the extent that options are issued under any Incentive Stock Option Plan adopted by the Company, the shares of common stock reserved for issuance pursuant to Options granted under this Plan shall be reduced. The aggregate number of shares of Stock available under the Plan shall be subject to adjustment as provided in Section 4.3.

     4.2 Unused Stock. If an Option shall expire or terminate for any reason without having been exercised in full, or if an "immaculate cashless exercise" (as described in Section 5.4) results in the issuance of a reduced number of shares in satisfaction of an option grant, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

                                      -2A-

     4.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock of the Company by reason of a stock dividend or split, recapitalization, reclassification, or other similar capital change, the aggregate number of shares of Stock set forth in Section 4.1 shall be appropriately adjusted by the Board, whose determination shall be conclusive. In any such case, the number and kind of shares of Stock that are subject to any Option and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                                    ARTICLE V
                             TERMS OF STOCK OPTIONS

     5.1 Grant of Options. Subject to Section 4.1, Options may be granted to current and former employees, consultants and members of the Board of the Company and of any subsidiary of the Company at any time and from time to time as determined by the Board. The Board shall have complete discretion in determining the terms and conditions and number of Options granted to each Optionee. In making such determinations, the Board may take into account the nature of services rendered by such current and former employees, consultants and members of the Board, their present and potential contributions to the Company and such other factors as the Board in its discretion shall deem relevant.

     5.2 Option Agreement; Terms and Conditions to Apply Unless Otherwise Specified. As determined by the Board on the date of grant, each Option shall be evidenced by an option agreement (the "Option Agreement") that specifies: the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; such vesting or exercisability restrictions which the Board may impose; and any other terms or conditions which the Board may impose. All such terms and conditions shall be determined by the Board at the time of grant of the Option.

          (a) If not otherwise specified by the Board, the following terms and conditions shall apply to Options granted under the Plan:

               (i) Term. The duration of the Option shall be for ten years from the date of grant.

               (ii) Exercise of Option. Unless an Option is terminated as provided hereunder, an Optionee may exercise an Option pursuant to a vesting schedule as determined by the Board. The Option may however not be exercised prior to five years following the date of its grant.

               (iii) Termination. Each Option granted pursuant to the Plan shall expire upon the earliest to occur of:

                                      -3A-

                    (A) The date set forth in such  Option,  not to  exceed  ten years from the date of grant;

                    (B) The  completion  of the merger or sale of  substantially all of the Stock or assets of the Company with or to another company in a transaction in which the Company is not the survivor, except for the merger of the Company into a wholly-owned subsidiary (and the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger), provided that the Company shall have given the Optionee at least thirty days' prior written notice of its intent to enter into such merger or sale; or

                    (C) The  termination  of the  employment  of an Optionee for cause by the Company.

               (iv) Acceleration. The Option shall become fully exercisable irrespective of its other provisions (i) immediately prior to the completion of the merger or sale of substantially all of the stock or assets of the Company in a transaction in which the Company is not the survivor, except for the merger of the Company into a wholly-owned subsidiary (and the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger); or (ii) upon termination of the Optionee's employment with the Company or a subsidiary thereof because of death, disability or normal retirement.

               (v) Transferability. In addition to the Optionee, the Option may be exercised, to the extent exercisable by the Optionee, by the person or persons to whom the Optionee's rights under the Option pass by will or the laws of descent and distribution, by the spouse or the descendants of the Optionee or by trusts for such persons, to whom or which the Optionee may have transferred the Option, or by legal representative of any of the foregoing. Any such transfer shall be made only in compliance with the Securities Act of 1933, as amended, and the requirements therefor as set forth by the Company.

          (b) The Board shall be free to specify terms and conditions other than and in addition to those set forth above, in its discretion.

          (c) All Option Agreements shall incorporate the provisions of the Plan by reference.

                                      -4A-

     5.3 Option Price. No Option granted pursuant to the Plan shall have an Option price that is less than the fair market value of Stock on the date the Option is granted, as determined by the Board. The Option exercise price shall be subject to adjustment as provided in Section 4.3 above.

     5.4 Payment. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or
(ii) if acceptable to the Board, in Stock, by the surrender of Option rights hereunder valued at the difference between the Option exercise price plus income taxes to be withheld, if any, and the fair market value of the common stock (referred to as "immaculate cashless exercise"), or in some other form.

                                   ARTICLE VI
                        WRITTEN NOTICE, ISSUANCE OF STOCK
                      CERTIFICATES, SHAREHOLDER PRIVILEGES

     6.1 Written Notice. An Optionee wishing to exercise an Option shall give written notice to the Company, in the form and manner prescribed by the Board. Full payment for the shares of Stock acquired pursuant to the Option must accompany the written notice.

     6.2 Issuance of Stock Certificates. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee a certificate or certificates for the requisite number of shares of Stock.

     6.3 Privileges of a Shareholder. An Optionee or any other person entitled to exercise an Option under the Option Agreement shall not have shareholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such Stock.

                                   ARTICLE VII
                               RIGHTS OF OPTIONEES

     Nothing in the Plan shall interfere with or limit in any way the right of the Company or a subsidiary corporation to terminate any employee's or consultant's employment at any time, nor confer upon any employee or consultant any right to continue in the employ of the Company or a subsidiary corporation.

                                  ARTICLE VIII
                          AMENDMENT, MODIFICATION, AND
                             TERMINATION OF THE PLAN

     The Board may at any time terminate and from time to time may amend or modify the Plan.

                                      -5A-

     No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

                                   ARTICLE IX
                       ACQUISITION, MERGER OR LIQUIDATION

     9.1 Acquisition.

          (b) In the event that an acquisition occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of such acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (hereinafter the "Spread"), determined by the Board, equal to the difference between the net amount per share payable in the acquisition or as a result of the acquisition, less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the Stock receivable upon exercise of the Options as being outstanding in determining the net amount per share.

          (c) For purposes of this section, an "acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and entities. For purposes of this section, a controlling amount shall mean more than fifty percent of the issued and outstanding shares of Stock of the Company. The Company shall have the above option to cancel Options regardless of how the acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

          (d)  Where  the  Company  does not  exercise  its  option  under  this
     Section 9.1 the remaining provisions of this Article IX shall apply, to the extent applicable.

     9.2 Merger or Consolidation. If the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation, provided that the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger.

                                      -6A-

     9.3 Other Transactions. A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation (the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger) shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then vested, subject to the other provisions of the Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder.

                                    ARTICLE X
                             SECURITIES REGISTRATION

     10.1 Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

     10.2 Representations. Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares of Stock pursuant to exercise of the Option, to make a representation in writing
(i) that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof within the meaning of the Securities Act of 1933, and (ii) that before any transfer in connection with the resale of such shares, he will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred without registration thereof. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing. To the extent permitted by law, including the Securities Act of 1933, nothing herein shall restrict the right of a person exercising an Option to sell the shares received in an open market transaction.

                                      -7A-

                                   ARTICLE XI
                                TAX WITHHOLDING

     Whenever shares of Stock are to be issued in satisfaction of Options exercised under the Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any.

                                   ARTICLE XII
                                 INDEMNIFICATION

     To the extent permitted by law, each person who is or shall have been a member of the Board or the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company or a Subsidiary Corporation may have to indemnify them or hold them harmless.

                                  ARTICLE XIII
                               REQUIREMENTS OF LAW

     13.1 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     13.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Colorado.

                                   ARTICLE XIV
                             EFFECTIVE DATE OF PLAN

     The Plan shall be effective on November 21, 1996.

                                      -8A-

                                   ARTICLE XV
                        NO OBLIGATION TO EXERCISE OPTION

     The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.

     THIS STOCK OPTION PLAN was adopted by the Board of Directors of St. Mary Land & Exploration Company on November 21, 1996, to be effective upon adoption.


                                     ST. MARY LAND & EXPLORATION COMPANY



                                     By:    /s/ John P. Congdon
                                            ----------------------------------

                                     Title: Vice President and General Counsel
                                            ----------------------------------






                                      -9A-

                                   Appendix B

                       ST. MARY LAND & EXPLORATION COMPANY

                           INCENTIVE STOCK OPTION PLAN


                                    ARTICLE I
                            ESTABLISHMENT AND PURPOSE

     1.1 Establishment. St. Mary Land & Exploration Company, a Delaware corporation (the "Company"), hereby establishes a stock option plan for key employees providing material services to the Company or a subsidiary of the Company as described herein, which shall be known as the "ST. MARY LAND & EXPLORATION COMPANY INCENTIVE STOCK OPTION PLAN" (the "Plan"). It is intended that the options issued to employees pursuant to the Plan constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code. The Company shall enter into stock option agreements with recipients of options pursuant to the Plan.

     1.2 Purpose. The purpose of the Plan is to enhance shareholder value by attracting, retaining and motivating key employees of the Company and of a subsidiary of the Company by providing them with a means to acquire a proprietary interest in the Company's success.

                                   ARTICLE II
                                   DEFINITIONS

     2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below, unless the context clearly requires otherwise, and when such meaning is intended, the term shall be capitalized.

          (a) "Board" means the Board of Directors of the Company.

          (b) "Code" means the Internal Revenue Code of 1986, as amended.

          (c) "Committee" shall mean the Committee provided for by Article IV hereof, which may be created at the discretion of the Board.

          (d) "Company" means St. Mary Land & Exploration Company, a Delaware corporation.

          (e) "Date of Exercise" means the date the Company receives notice, by an Optionee, of the exercise of an Option pursuant to Section 8.1 of the Plan. Such notice shall indicate the number of shares of Stock the Optionee intends to acquire pursuant to exercise of the Option.

                                      -1B-

          (f) "Employee" means any person, including an officer or director of the Company or a Subsidiary Corporation, who is employed by the Company or a Subsidiary Corporation.

          (g) "Fair Market Value" means the fair market value of Stock upon which an option is granted under the Plan, determined as follows:

               (i) If the Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the Fair Market Value shall be the last reported sale price of the Stock on the composite tape of such exchange on the date of issuance of this option, or if such day is not a normal trading day, the last trading day prior to the date of issuance of this option, and if no such sale is made on such day, the Fair Market Value shall be the average closing bid and asked prices for such day on the composite tape of such exchange; or

               (ii) If the Stock is not so listed or admitted to unlisted trading privileges, the Fair Market Value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Quotation System (or, if not so quoted on NASDAQ, by the National Quotation Bureau, Inc.) on the last trading day prior to the date of issuance of the option.


          (h) "Incentive Stock Option" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

          (i) "Option" means the right, granted under the Plan, to purchase Stock of the Company at the option price for a specified period of time.

          (j) "Optionee" means an Employee holding an Option under the Plan.

          (k)  "Parent   Corporation"  shall  have  the  meaning  set  forth  in
     Section 424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

          (l)  "Subsidiary  Corporation"  shall  have the  meaning  set forth in
     Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

          (m) "Significant Shareholder" means an individual who, within the meaning of Section 422(b)(6) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning stock owned by certain relatives of the individual and certain stock owned by corporations in which the individual is a shareholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Section 424(d) of the Code.

                                      -2B-

          (n) "Stock" means the $.01 par value common stock of the Company.

     2.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in the Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

     All Employees are eligible to participate in the Plan and receive Incentive Stock Options under the Plan. Optionees in the Plan shall be selected by the Board, in its sole discretion, from among those Employees who, in the opinion of the Board, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.

                                   ARTICLE IV
                                 ADMINISTRATION

     The Board shall be responsible for administering the Plan.

          (a) The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company; and to make all other determinations necessary or advisable for the administration of the Plan. Determinations, interpretations, or other actions made or taken by the Board with respect to the Plan and Options granted under the Plan shall be final and binding and conclusive for all purposes and upon all persons.

          (b) At the discretion of the Board the Plan may be administered by a Committee of two or more non-employee Directors appointed by the Board (the "Committee"). The Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer the Plan and to make determinations which shall be final, conclusive and binding upon all persons, including any persons having any interests in any Options which may be granted under the Plan, and, by resolution or resolutions to provide for the creation and issuance of any Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any shares of Stock may be purchased from the Company upon the exercise of an Option. Such terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing an Option, and shall be consistent with the provisions of the Plan.

                                      -3B-

          (c) Where a Committee  has been created by the Board  pursuant to this
     Article IV, references in the Plan to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by the Plan or by the Board.

          (d) No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

                                    ARTICLE V
                            STOCK SUBJECT TO THE PLAN

     5.1 Number. The total number of shares of Stock hereby made available and reserved for issuance under the Plan upon exercise of Options shall be 700,000 shares. Notwithstanding anything to the contrary contained in the foregoing, to the extent that options are issued under any other current Stock Option Plan adopted by the Company, the shares of Stock reserved for issuance pursuant to Options granted under the Plan shall be reduced. The aggregate number of shares of Stock available under the Plan shall be subject to adjustment as provided in
Section 5.3.

     5.2 Unused Stock. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

     5.3  Adjustment  in  Capitalization.  In the  event  of any  change  in the outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, or other similar capital change, the aggregate number of shares of Stock set forth in Section 5.1 shall be appropriately adjusted by the Board, whose determination shall be conclusive. In any such case, the number and kind of shares of Stock that are subject to any Option and the Option price per share shall be proportionately and appropriately adjusted without any change in the aggregate Option price to be paid therefor upon exercise of the Option.

                                   ARTICLE VI
                              DURATION OF THE PLAN

     Subject to approval of shareholders, the Plan shall be in effect for ten years from the date of its adoption by the Board. Any Options outstanding at the end of such period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of such period if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.

                                   ARTICLE VII
                             TERMS OF STOCK OPTIONS

     7.1 Grant of Options. Subject to Section 5.1, Options may be granted to Employees at any time and from time to time as determined by the Board. The Board shall have complete discretion in determining the terms and conditions and number of Options granted to each Optionee. In making such determinations, the Board may take into account the nature of services rendered by such Employees, their present and potential contributions to the Company and its Subsidiary Corporations, and such other factors as the Board in its discretion shall deem relevant.

                                      -4B-

          (a) The total Fair Market Value (determined at the date of grant) of shares of Stock with respect to which incentive stock options granted are exercisable for the first time by the Optionee during any calendar year under all plans of the Company under which incentive stock options may be granted (and all such plans of any Parent Corporations and any Subsidiary Corporations of the Company) shall not exceed $100,000. Hereinafter, this requirement is sometimes referred to as the "$100,000 Limitation".

          (b) The Board is expressly given the authority to issue amended or replacement Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted and thereby supersedes the previous Option. A replacement Option is similar to a new Option granted hereunder except that it provides that it shall be forfeited to the extent that a previously granted Option is exercised, or except that its issuance is conditioned upon the termination of a previously granted Option.

     7.2 No Tandem Options. Where an Option granted under the Plan is intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422 of the Code.

     7.3 Option Agreement; Terms and Conditions to Apply Unless Otherwise Specified. As determined by the Board on the date of grant, each Option shall be evidenced by an Option agreement (the "Option Agreement") that includes the non-transferability provisions required by Section 10.2 hereof and that specifies: the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; such vesting or exercisability restrictions which the Board may impose; a provision implementing the $100,000 Limitation; and any other terms or conditions which the Board may impose. All such terms and conditions shall be determined by the Board at the time of grant of the Option.

          (a) If not otherwise specified by the Board, the following terms and conditions shall apply to Options granted under the Plan:

               (i) Term. The duration of the Option shall be for ten years from the date of grant.

               (ii) Exercise of Option. Unless an Option is terminated as provided hereunder, an Optionee may exercise an Option pursuant to a vesting schedule as determined by the Board.

                                      -5B-

               (iii) Termination. Each Option granted pursuant to the Plan shall expire upon the earliest to occur of:

                    (A) The date set forth in such  Option,  not to  exceed  ten years from the date of grant (five years in the case of a Significant Shareholder);

                    (B) The  completion  of the merger or sale of  substantially all of the Stock or assets of the Company with or to another company in a transaction in which the Company is not the survivor, except for the merger of the Company into a wholly-owned subsidiary and, provided that the Company shall have given the Optionee at least thirty days' prior written notice of its intent to enter into such merger or sale (and the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger);

                    (C) Ninety days following the  termination of the employment of an Optionee, except for termination for cause by the Company or termination because of the Optionee's death or disability (in which event of termination of employment due to the Optionee's death or disibility, the Option shall expire one year following the termination of employment of an Optionee); or

                    (D) Immediately upon the termination of the employment of an
               Optionee for cause by the Company.

               (iv) Nontransferability. All Options granted under the Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

          (b) The Board shall be free to specify terms and conditions other than and in addition to those set forth above, in its discretion.

          (c) All Option Agreements shall incorporate the provisions of the Plan by reference.

     7.4 Option Price. No Option granted pursuant to the Plan shall have an Option price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Option price of not less than 110% of the Fair Market Value of Stock on the date of grant. The Option exercise price shall be subject to adjustment as provided in Section 5.3 above.

     7.5 Payment. Payment for all shares of Stock shall be made at the time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or
(ii) if acceptable to the Board, in Stock or in some other form; provided, however, in the case of an Incentive Stock Option, that such other form of payment does not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code.

                                      -6B-

                                  ARTICLE VIII
                        WRITTEN NOTICE, ISSUANCE OF STOCK
                      CERTIFICATES, SHAREHOLDER PRIVILEGES

     8.1 Written Notice. An Optionee wishing to exercise an Option shall give written notice to the Company, in the form and manner prescribed by the Board. Full payment for the shares of Stock to be acquired pursuant to the exercise of the Option must accompany the written notice.

     8.2 Issuance of Stock Certificates. As soon as practicable after the receipt of written notice and payment, the Company shall deliver to the Optionee a certificate or certificates for the requisite number of shares of Stock.

     8.3 Privileges of a Shareholder. An Optionee or any other person entitled to exercise an Option under the Option Agreement shall not have shareholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such Stock.

                                   ARTICLE IX
                      TERMINATION OF EMPLOYMENT OR SERVICES

     9.1 Death or Disability. Subject to any prior partial exercise of the Option, if an Optionee's employment terminates by reason of Optionee's death or permanent and total disability, the Option may be exercised up to one hundred percent of the shares originally subject to the Option at any time prior to the expiration date of the Option or within 12 months after the date of such death or disability, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives.

     9.2 Termination other than for Cause or Due to Death. In the event of an Optionee's termination of employment other than by reason of death or permanent and total disability, the Optionee may exercise such portion of his Option as was vested and exercisable by him at the date of such termination (the "Termination Date") at any time within ninety days of the Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

     (a) In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary Corporation or Parent Corporation of the Company, if any, or from such a Corporation to the Company, shall not be considered a termination of employment for purposes of the Plan.

                                      -7B-

     (b) The Option Agreements may contain such provisions as the Board shall approve with reference to the effect of approved leaves of absence upon termination of employment.

     9.3 Termination for Cause. In the event of an Optionee's termination of employment, which termination is by the Company or a Subsidiary Corporation for cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall terminate upon notice of termination for cause.

                                    ARTICLE X
                              RIGHTS OF OPTIONEES

     10.1 Service. Nothing in the Plan shall interfere with or limit in any way the right of the Company or a Subsidiary Corporation to terminate any Employee's employment at any time, nor confer upon any Employee any right to continue in the employ of the Company or a Subsidiary Corporation.

     10.2 Non-transferability. All Options granted under the Plan shall be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

                                   ARTICLE XI
                          OPTIONEE-EMPLOYEE'S TRANSFER
                               OR LEAVE OF ABSENCE

     For purposes of the Plan:

          (a) A transfer of an Optionee who is an Employee from the Company to a Subsidiary Corporation or Parent Corporation, or from one such Corporation to another, or

          (b) A leave of absence for such an Optionee (i) which is duly authorized in writing by the Company or a Subsidiary Corporation, and
     (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of incentive stock options,

shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Board.

                                   ARTICLE XII
                          AMENDMENT, MODIFICATION, AND
                             TERMINATION OF THE PLAN

          (a) The Board may at any time terminate and from time to time may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the shareholders, may:

               (i) increase the total amount of Stock which may be purchased through Options granted under the Plan, except as provided in
          Article V;

               (ii) change the class of Employees eligible to receive Options;

          (b) No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

                                      -8B-

                                  ARTICLE XIII
                       ACQUISITION, MERGER OR LIQUIDATION

     13.1 Acquisition.

          (a) In the event that an acquisition occurs with respect to the Company, the Company shall have the option, but not the obligation, to cancel Options outstanding as of the effective date of such acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (hereinafter the "Spread"), determined by the Board, equal to the difference between the net amount per share payable in the acquisition or as a result of the acquisition, less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share.

          (b) For purposes of this section, an "acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and entities. For purposes of this section, a controlling amount shall mean more than 50% of the issued and outstanding shares of Stock of the Company. The Company shall have the above option to cancel Options regardless of how the acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

          (c)  Where  the  Company  does not  exercise  its  option  under  this
     Section 13.1 the remaining provisions of this Article XIII shall apply, to the extent applicable.

                                      -9B-

     13.2 Merger or Consolidation. If the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation, provided that the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger.

     13.3 Other Transactions. A dissolution or a liquidation of the Company or a merger and consolidation in which the Company is not the surviving corporation (the Company shall not be considered the surviving corporation for purposes hereof if the Company is the survivor of a reverse triangular merger) shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then vested, subject to the provisions of the Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an
Incentive   Stock   Option   shall   comply  with  the   requirements   of  Code
Section 424(a).

                                   ARTICLE XIV
                             SECURITIES REGISTRATION

     14.1 Securities Registration. In the event that the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

     14.2 Representations. Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (i) that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof within the meaning of the Securities Act of 1933, (ii) that before any transfer in connection with the resale of such shares, he will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred without registration thereof. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing. To the extent permitted by law, including the Securities Act of 1933, nothing herein shall restrict the right of a person exercising an Option to sell the shares received in an open market transaction.

                                     -10B-

                                   ARTICLE XV
                                 TAX WITHHOLDING

     Whenever shares of Stock are to be issued in satisfaction of Options exercised under the Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any.

                                   ARTICLE XVI
                                 INDEMNIFICATION

     To the extent permitted by law, each person who is or shall have been a member of the Board or the Committee shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company or any Subsidiary Corporation may have to indemnify them or hold them harmless.

                                  ARTICLE XVII
                               REQUIREMENTS OF LAW

     17.1 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     17.2 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Colorado.

                                  ARTICLE XVIII
                             EFFECTIVE DATE OF PLAN

     The Plan shall be effective on March 27, 1997.

                                   ARTICLE XIX
                              COMPLIANCE WITH CODE

     Incentive Stock Options granted hereunder are intended to qualify as "incentive stock options" under Code Section 422. If any provision of the Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under the Plan being treated as incentive stock options under the Code.

                                     -11B-

                                   ARTICLE XX
                        NO OBLIGATION TO EXERCISE OPTION

     The granting of an Option shall impose no obligation upon the holder thereof to exercise such Option.

                                   ARTICLE XXI
                              SHAREHOLDER APPROVAL

     The Plan shall be submitted for approval and ratification by a vote of the holders of a majority of the shares of Stock of the Company no later than 12 months after the date the Plan is adopted; provided, however, that failure to timely obtain such shareholder approval shall result in all Options granted hereunder being deemed to be Non-qualified Options and shall not affect the validity of any Option issued under the Plan.

     THIS INCENTIVE STOCK OPTION PLAN was adopted by the Board of Directors of St. Mary Land & Exploration Company on March 27, 1997, to be effective upon adoption.


                                     ST. MARY LAND & EXPLORATION COMPANY



                                     By:    /s/ John P. Congdon
                                            ----------------------------------

                                     Title: Vice President and General Counsel
                                            ----------------------------------









                                     -12B-